SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the registrant [x]
Filed by a party other than the registrant [ ]
Check the appropriate box:
     [ ] Preliminary proxy statement
     [x] Definitive proxy statement
     [ ] Definitive additional materials
     [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                                 Kaye Group Inc.
                (Name of Registrant as Specified in Its Charter)


________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of filing fee (Check the appropriate box):

     [x]  No fee required
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

          (1) Title of each class of securities to which transaction applies:


          (2) Aggregate number of securities to which transaction applies:


          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


          (4) Proposed maximum aggregate value of transaction:


          (5) Total fee paid:


     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filling by registration statement number, or the form or schedule and the date of its filing.

          (1) Amount previously paid:


          (2) Form, schedule or registration statement no.:


          (3) Filing party:


          (4) Date filed:

                                 KAYE GROUP INC.
                                      Index







          o    Proxy Statement

          o    Stock Option Plan, dated August 12, 1993

          o    Supplemental Stock Option Plan, dated May 15, 1996

                                 KAYE GROUP INC.
                              122 East 42nd Street
                            New York, New York 10168

                    Notice of Annual Meeting of Stockholders
                           To Be Held on May 12, 1997


To the Stockholders of Kaye Group Inc.:

       The Annual Meeting of Stockholders of Kaye Group Inc. (the "Company") will be held at the 101 Club, 101 Park Avenue, New York, New York, on Monday, May 12, 1997, at 10:00 a.m., local time, for the following purposes:

     1. To elect eight directors of the Company to serve for a term expiring at the 1998 Annual Meeting of Stockholders;

     2. To amend the Company's 1993 Stock Option Plan ("1993 Plan") and Supplemental Stock Option Plan (the "Supplemental Plan"); and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 19, 1997 as the record date for determining the stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. An envelope is enclosed for your convenience which, if mailed in the United States, requires no postage.

     A copy of the Company's Annual Report for the year ended December 31, 1996 and a Proxy Statement accompany this notice.

                                        By order of the Board of Directors,



                                        Ivy S. Fischer
                                        Secretary

April 17, 1997

                                KAYE GROUP INC.
                              122 East 42nd Street
                            New York, New York 10168

                                  MAILING DATE

                                 April 17, 1997

               Proxy Statement for Annual Meeting of Stockholders

                           To be Held on May 12, 1997

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kaye Group Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on May 12, 1997, and at any adjournment thereof. Costs of solicitation will be borne by the Company. Following the original solicitation of proxies by mail, certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone, or in person, but without extra compensation. The Company will reimburse brokers and other nominee holders for their reasonable expenses incurred in forwarding the proxy materials to the beneficial owners.

     Unless otherwise indicated thereon, when you sign and return the enclosed proxy properly executed, the shares represented thereby will be voted FOR the Directors described herein, FOR the approval of the amendments to the 1993 Plan and Supplemental Plan, and as to any other business as may properly be brought before the Annual Meeting and any adjournments or postponements thereof in the discretion of the proxy holders. Each holder of record giving the proxy enclosed with this Proxy Statement may revoke it at any time, prior to the voting thereof at the Meeting, by (i) delivering to the Company a written revocation of the proxy, (ii) delivering to the Company a duly executed proxy bearing a later date or (iii) voting in person at the Meeting. Attendance by a stockholder at the Meeting will not in itself constitute the revocation of a proxy.

                                VOTING SECURITIES

     The holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on March 19, 1997 will be entitled to vote at the meeting. On such record date there were outstanding 7,020,000 shares of Common Stock.

     The enclosed proxy provides space for a stockholder to vote for, or to withhold authority to vote for, any or all of the Company's nominees for Directors.

     The presence, in person or by proxy, of holders of Common Stock representing a majority of the votes is necessary to constitute a quorum to transact business at the Meeting. Shares as to which authority to vote on Item 1 is withheld, shares abstaining in Item 2 and broker non-votes (where a broker submits a proxy but does not have authority to vote a client's shares on one or more matters) will be considered present at the Meeting for purposes of establishing a quorum. With respect to the election of Directors, neither shares as to which authority to vote has been withheld (to the extent withheld) nor broker non-votes will be considered affirmative votes. With respect to the approval of the amendments to the 1993 Plan and Supplemental Plan (Item 2), (i) abstentions, pursuant to Delaware law, will be considered present and entitled to vote and thus will have the effect of a vote against Item 2 and (ii) broker non-votes will be considered not entitled to vote on Item 2 and thus will not be counted in determining whether Item 2 has received the requisite votes.

     Kaye International L.P., which together with an affiliated company beneficially owns 67.2% of the Common Stock, has advised the Company that it intends to vote its shares in favor of the nominees listed below under "Nominees for Directors" which would assure the election of the Company's nominees, and in favor of the amendments to the 1993 Plan and Supplemental Plan.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of March 25, 1997 with respect to beneficial ownership of the Company's Common Stock by any person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, each Director, each nominee for Director, the named executives (as defined below) and all Directors and executive officers as a group, based upon 7,020,000 shares of Common Stock outstanding as of that date.

                                                   Shares Beneficially Owned (1)
                                                   -----------------------------
Record Owner                                       Number        Percent
------------                                       ------        -------

Kaye International L.P. (2)                        4,667,050     66.48%
     54 Morris Lane
     Scarsdale, New York 10583
John S. Weil (3)                                     365,000      5.20%
Heartland Advisors                                   353,600      5.04%
Old Lyme Holdings of Rhode Island, Inc. (4)           52,950         *
     175 Metro Center Boulevard - Suite 10
     Warwick, Rhode Island 02886
Directors and Named Executives:
Howard Kaye (2)(4)(6)                                  8,500         *
Lawrence Greenfield (2)(4)(5)(6)                      14,900         *
Bruce D. Guthart (2)(4)(6)                            32,500         *
Ned L. Sherwood (2)(4)                                    --        --
Henrik Falktoft (2)                                       --        --
David Ezekiel (6)                                      4,000         *
Richard Butler (6)                                     3,100         *
Robert L. Barbanell(6)                                 5,000         *
Michael P. Sabanos                                         0         0
Richard Bass (6)                                       1,200         *
Walter Kaye (4)                                           --        --
All executive officers and directors as a group       69,200         *
(10 persons) (2) (4)
----------

* denotes less than 1%

(1)Beneficial  ownership  is  determined  in  accordance  with the  rules of the
Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities.

(2)The general partners of Kaye International L.P. ("KILP") are ZS Kaye L.P. ("ZS LP") and Kaye Investments L.P. ("Investments"), each a Delaware limited partnership. Investments is the managing general partner of KILP, although ZS LP has certain contractual approval rights. The managing general partner of Investments is Kaye KINV, Inc., a Delaware corporation ("Kaye Inc."). Howard Kaye, Lawrence Greenfield and Bruce D. Guthart, directors of the Company, own 35.75%, 47.30% and 5.26%, respectively, of the stock of Kaye Inc. The general partner of ZS LP is ZS Kaye, Inc., a Delaware corporation. Ned L. Sherwood and Henrik Falktoft own 43.71% and 9.15%, respectively, of the stock of ZS Kaye, Inc. Messrs. Sherwood, Falktoft, Kaye, Greenfield and Guthart and ZS LP, ZS Kaye, Inc. and Kaye Inc. may be deemed to be beneficial owners of the Common Stock of the Company owned by KILP, but each disclaims such beneficial ownership.

(3)Pursuant to the 13D filed October 15, 1996, on behalf of Mr. John D. Weil, Mr. Weil disclaims beneficial ownership of such shares.

(4)Ned Sherwood, Howard Kaye, Walter Kaye, Lawrence Greenfield and Bruce D. Guthart own 25.0%, 16.5%, 16.5%, 9.0% and 3.5%, respectively, of Old Lyme Holdings of Rhode Island, Inc. Messrs. Sherwood, H. Kaye, W. Kaye, Greenfield and Guthart disclaim beneficial ownership of the Common Stock of the Company owned by Old Lyme Holdings of Rhode Island, Inc.

(5)Includes 5,400 shares held by family members of Mr. Greenfield. Mr. Greenfield disclaims beneficial ownership of such shares.

(6)Includes options for the following individuals to acquire the following shares: Howard Kaye, 8,500; Lawrence Greenfield, 8,500; Bruce D. Guthart, 32,500; David Ezekiel, 4,000; Richard Butler, 3,000; Robert L. Barbanell, 1,000; and Richard Bass, 1,200.

                      MATTERS TO BE VOTED ON AT THE MEETING

ELECTION OF DIRECTORS

     Pursuant to the bylaws of the Company, the Board of Directors has determined that the number of Directors constituting the full Board of Directors is eight. Each Director is to be elected to hold office until the next Annual Meeting of Stockholders or until his successor is chosen and qualified. Each of the nominees listed below, except Messrs. Kaye and Barbanell, became a Director of the Company in 1993. Mr. Kaye became a Director in 1996. Mr. Barbanell became a Director in 1995.

     The Company believes that each of the nominees for Director will be able to serve. If any of the nominees would be unable to serve, the enclosed proxy confers authority to vote in favor of such other person or persons as the Board of Directors at the time recommends to serve in place of the person or persons unable to serve.

Nominees for Directors

     Listed below are the name, age (as of April 1, 1997), principal business experience during the last five years, and other information regarding each of the persons proposed to be nominated for election as Director.

     Howard Kaye is 51 years old. Mr. Kaye was named as the Chairman of the Company on February 28, 1996. He has been the Chairman and Chief Executive Officer of KILP since 1991. Mr. Kaye is an officer, director and stockholder of Walter Kaye Associates, Inc. and Kaye KINV, Inc., general partners of one of the general partners of KILP. Mr. Kaye is also a director, and except where noted, Chairman of the following subsidiaries of the Company: Kaye Holding Corp., Old Lyme Insurance Company of Rhode Island, Inc., Claims Administration Corporation, Program Brokerage Corporation, Old Lyme Insurance Company, Ltd. (director only), Park Brokerage, Ltd. (director only), Kaye Insurance Associates, Inc. (director, Chairman and Chief Executive Officer), Kaye Systems, Inc., Kaye Insurance Services of California, Inc., Kaye Corporation of Connecticut, Kaye Administrators Corporation, Kaye Services Corp.

     Lawrence Greenfield is 60 years old. Mr. Greenfield is the Vice Chairman of the Company. He served as Chairman and Chief Executive Officer of the Company from its formation in 1993 until February 28, 1996. He has been the Vice Chairman of KILP since 1991. Mr. Greenfield is an officer, director and stockholder of Walter Kaye Associates, Inc. and Kaye KINV, Inc., general partners of one of the general partners of KILP. Mr. Greenfield is also a director and, except where noted, Vice Chairman of the following subsidiaries of the Company: Kaye Holding Corp., Old Lyme Insurance Company of Rhode Island, Inc., Claims Administration Corporation, Program Brokerage Corporation, Old Lyme Insurance Company, Ltd. (director only), Park Brokerage, Ltd. (director only), Kaye Insurance Associates, Inc., Kaye Systems, Inc., Kaye Insurance Services of California, Inc., Kaye Corporation of Connecticut, Kaye Administrators Corporation, Kaye Services Corp.

     Bruce D. Guthart, C.P.C.U., is 41 years old. Mr. Guthart is the President and Chief Executive Officer of the Company and has been the President of the Company since its formation 1993. He has been an Executive Vice President of KILP since 1991. Mr. Guthart is an officer and director of Walter Kaye Associates, Inc. and an officer, director and shareholder of Kaye KINV, Inc., general partners of one of the general partners of KILP. Mr. Guthart is also a director and, except where noted, Chief Executive Officer and President of the following subsidiaries of the Company: Kaye Holding Corp., Old Lyme Insurance Company of Rhode Island, Inc., Claims Administration Corporation, Program Brokerage Corporation, Old Lyme Insurance Company, Ltd. (director only), Park Brokerage, Ltd. (director only), Kaye Insurance Associates, Inc. (director and President only), Kaye

Systems, Inc., Kaye Insurance Services of California, Inc., Kaye Corporation of Connecticut, Kaye Administrators Corporation, Kaye Services Corp.

     Ned L. Sherwood is 47 years old. He has served as President of Zaleski, Sherwood & Co., Inc., a private investment firm, since September 1985. Mr. Sherwood is also a director of Sun Television and Appliances, Inc., Mazel Stores and Market Facts, Inc. Mr. Sherwood is an officer and director of ZS Kaye, Inc., a general partner of one of the general partners of KILP. Mr. Sherwood is also a director of the following subsidiaries of the Company: Kaye Holding Corp., Claims Administration Corporation and Program Brokerage Corporation.

     Henrik Falktoft is 40 years old. He has been employed by Zaleski, Sherwood & Co., Inc. since September 1990. Prior to joining Zaleski, Sherwood & Co., Inc., Mr. Falktoft was employed by Morgan Stanley & Co., Inc. Mr. Falktoft is also a director of Market Facts, Inc. Mr. Falktoft is an officer and director of ZS Kaye, Inc., a general partner of one of the general partners of KILP. Mr. Falktoft is also a director of the following subsidiaries of the Company: Kaye Holding Corp., Claims Administration Corporation and Program Brokerage Corporation.

     David Ezekiel is 48 years old. He has, since 1981, been the President and Managing Director of International Advisory Services, Ltd., an insurance management company in Bermuda that operates Old Lyme Insurance Company, Ltd., a subsidiary of the Company, under contract as one of 85 insurance companies that it manages. Mr. Ezekiel is also a director of Kaye Holding Corp.

     Richard B. Butler is 43 years old. He is a Managing Director (Insurance Advisory and Finance Group) of ING Capital Corporation. Since November 7, 1996, Mr. Butler has served as President and Chief Executive Officer of ING (U.S.) Capital Securities, a wholly owned subsidiary of ING Group. He has served in other officer positions at ING Capital Corporation since May 1993. Mr. Butler was a Vice President and Manager (Insurance Finance and Advisory Group) of Westpac Banking Corporation from February 1992 to May 1993. From 1982 to February 1992, he was a Managing Director of Chase Manhattan Bank. Mr. Butler is also a director of Kaye Holding Corp.

     Robert L.  Barbanell  is 66 years old. He has served as President of Robert
L. Barbanell Associates, Inc., a financial consultant firm since July 1994. Mr. Barbanell was employed by Bankers Trust New York Corporation from June 1986 to June 1994 as Managing Director, and from December 1981 to June 1986 as Senior Vice President. He is a director of Cantel Industries, Inc., Marine Drilling Companies, Inc. and Sentry Technology Corporation. Mr. Barbanell is also a director of Kaye Holding Corp.

PROPOSAL TO AMEND THE 1993 PLAN AND SUPPLEMENTAL PLAN

     To satisfy the compensation deductibility limitations specified in Section 162 (m) of the Internal Revenue Code of 1986, as amended, the Board of Directors of the Company approved an amendment to each of the 1993 Plan and Supplemental Plan providing that all available options under either the 1993 Plan or the Supplemental Plan may be granted to a single director, executive or other employee of the Company in one or more grants. The Board recommends that the shareholders approve such amendments. Such amendments are set forth in Exhibit A annexed to this Proxy Statement.

     On December 27, 1997, Mr. Bruce Guthart was awarded options to acquire 200,000 shares of the Company's common stock at $5.00 per share. On April 14, 1997, Mr. Guthart and the Company rescinded such option grant. On April 15,
1997, the Compensation Committee and a special committee of the Board of Directors granted to Mr. Guthart options under the Supplemental Plan to acquire 200,000 shares of the Company's common stock at $5.00 per share. Such grant is conditioned upon approval by the stockholders of the amendment to the Supplemental Plan described above. Five percent of such options were vested on the date of such grant. Five percent of such options will vest on each quarter-end of the Company following such grant.

                       DIRECTOR MEETINGS AND COMPENSATION

Board of Directors

     The Board of Directors held 5 meetings during the year ended December 31, 1996. Each of the Company's directors participated in excess of 75% of the meetings held subsequent to such Director's election to the Board.

Committees of the Board

     Pursuant to its bylaws, the Company has established standing Audit, Compensation and Investment Committees.

     The Audit Committee reviews and makes recommendations to the Board of Directors regarding internal accounting and financial controls and accounting principles, auditing practices, the engagement of independent public accountants and the scope of the audit to be undertaken by such accountants. The Audit Committee also reviews material transactions between the Company and its subsidiaries and KILP and KILP's affiliates. The bylaws of the Company require that a majority of the members of the Audit Committee be independent directors. The current members of the Audit Committee are Messrs. Butler, Barbanell and Ezekiel. The Audit Committee held two meetings during the year ended December 31, 1996. Each of the Audit Committee members participated in both of the meetings.

     The Compensation Committee has the authority of the Board of Directors with respect to the compensation, benefit and employment policies and arrangements for all officers of the Company and with respect to the compensation and benefit plans generally applicable to the Company's employees. The Committee also administers the Company's 1993 Stock Option Plan and Supplemental Stock Option Plan dated May 1996 with authority to grant options to eligible individuals. The members of the Compensation Committee are Messrs. Barbanell, Falktoft and Sherwood. The Compensation Committee held five meetings during the year ended December 31, 1996, and took other action by written consent. Each of the Compensation Committee members participated in excess of 75% of such meetings.

     The Investment Committee oversees the Company's and its subsidiaries' investment activity. The members of the Investment Committee are Messrs. Falktoft and Sherwood.

Director Compensation

     Directors of the Company not employed by the Company or affiliated with KILP receive fees of $10,000 annually, $1,000 per board meeting attended and $500 per committee meeting attended, as well as an annual grant of 5,000 options for the Company's stock. Chairpersons of the Audit and Compensation Committees receive an additional $500 per quarter. Messrs. Butler, Ezekiel and Barbanell received aggregate fees of $17,500, $15,000 and $19,500, for their services in 1996, respectively, as well as 5,000 stock options each in 1996. The exercise price for the options granted in 1996 is above the current trading price of the common stock.

Compensation Committee Interlocks and Insider Participation

     Messrs. Barbanell, Falktoft and Sherwood served on the Company's Compensation Committee during the year ended December 31, 1996. Messrs. Sherwood and Falktoft each own interests in ZS Kaye L.P., a limited partner of KILP. The Company and affiliates of KILP are engaged in various transactions. See "Certain Related Transactions and Relationships."

     Mr. Sherwood is a director of, and has shared beneficial ownership of more than ten percent of the outstanding common stock of, Sun Television and Appliances, Inc. ("Sun TV"). On February 24, 1994, Sun TV and a subsidiary of the Company entered into an agreement whereby the Company's subsidiary will from time to time assume certain service contracts which were sold by Sun TV to its retail customers. The Board of Directors believes that the agreement was negotiated upon commercially reasonable terms and is in the best interest of the Company. One of the Company's subsidiaries receives a percentage of the retail price at which such contracts are sold. Contracts assumed through December 31, 1996 can result in a potential maximum fee of $1,217,000.

                  INFORMATION REGARDING EXECUTIVE COMPENSATION

Summary Compensation Table

     The following Summary Compensation Table discloses for the fiscal year indicated individual compensation information on Mr. Guthart, the Company's Chief Executive Officer in 1996, the four other most highly compensated executive officers and Mr. Walter Kaye who, if he was an executive officer, would have been one of the five most highly compensated executive officers (collectively, the "named executives"):

                             Annual Compensation(1)

                                                                                                            Long-Term
                                                                                                           Compensation
                                                                                                           ------------
                                                                                           Other Annual
                                            Fiscal        Salary             Bonus         Compensation        Options
Name and Principal Position                 Year           ($)                ($)          ($)(4)                (#)
---------------------------                 ----          ------             -----         ------------        -------

Howard Kaye                                 1996        $674,972(5)        $192,334(2)    $  5,722                   0
 Chairman (since February                   1995         633,042            210,000(2)       6,430              12,500
  1996)                                     1994         577,309            168,880(2)       6,675                   0

Bruce D. Guthart                            1996        $589,007(5)        $158,666(2)    $  5,698             200,000(6)
 President and (since                       1995         519,327            166,500(3)       2,389              12,500
 February 1996) Chief                       1994         409,269            119,370          1,701                   0
 Executive Officer

Lawrence Greenfield                         1996        $489,376(5)        $125,000(2)    $  5,825                   0
 Vice Chairman (since                       1995         493,765            165,000(2)       5,880              12,500
 February 1996)                             1994         559,304            168,880(2)       6,097                   0

Michael P. Sabanos                          1996        $126,923(7)        $ 30,000       $  6,375              10,000
 Senior Vice President                      1995               0                  0              0                   0
 and Chief Financial                        1994               0                  0              0                   0
 Officer (since May 1996)

Richard Bass                                1996        $439,458           $      0       $  4,776                   0
 Senior Vice President,                     1995         344,959                  0          2,552                   0
 Kaye Insurance                             1994         327,375                  0              0                   0
 Associates, Inc.

Walter Kaye                                 1996        $280,997(8)        $      0       $  4,469                   0
  Chairman Emeritus,                        1995         270,770                  0          4,989                   0
  Kaye Insurance                            1994         251,003                  0          9,001                   0
  Associates, Inc.
--------


(1)All compensation described in the table was paid by Kaye Holding Corp. ("Kaye Holding") and its subsidiaries and/or their predecessors. The Company owns only 82.4% of the outstanding common stock of Kaye Holding. Nevertheless, 100% of the compensation paid by Kaye Holding and its subsidiaries is reflected.

(2)Incentive Bonus Award earned under the Kaye International L.P. bonus plan (the "KILP Bonus Plan"). Obligations under the KILP Bonus Plan were assumed by Kaye Holding pursuant to the Acquisition Agreement, dated as of August 3, 1995, among the Company, KILP, Kaye Holding Corp. and certain individuals, and consummated October 2, 1995. The aggregate amount of the bonus was limited to $500,000 in each of 1995 and 1996. The KILP Bonus Plan terminated on December 31, 1996.

(3)$125,000 represents  bonus under the KILP Bonus Plan.

(4)All amounts represent personal use portion of company provided automobile.

(5)The Executive Employment Agreements of Messrs. Howard Kaye, Lawrence Greenfield and Bruce D. Guthart expired in 1996. New employment arrangements have been negotiated, which will result in significant reductions in salary in 1997. See "Compensation Committee Report."

(6)On April 14, 1997, Mr. Guthart and the Company rescinded the grant of such options. On April 15, 1997, Mr. Guthart was issued options under the Supplemental Plan to acquire 200,000 shares at a price equal to $5.00 per share. The April 15, 1997 grant is conditioned upon approval of the amendments to the Supplemental Plan. Five percent of such options were vested on the date of such grant. Five percent of such options will vest on each quarter-end of the Company following such grant.

(7)Mr. Sabanos' employment with the Company commenced on May 15, 1996 and, thus, his salary, as reflected, was for a portion of the year.

(8)The salary of Mr. Walter Kaye will be reduced by $180,997 to $100,000 in 1997.


Employment Agreements

     Messrs. Guthart, Sabanos, Bass and Walter Kaye have employment agreements with the Company or its subsidiaries.

     Messrs. Guthart's, Sabanos', Bass' and Walter Kaye's employment agreements expire on December 31, 2001, November 30, 1997, December 31, 1999 and June 19, 1999, respectively.

     On January 2, 1997, the Company and Mr. Guthart entered into a new employment agreement. Such employment agreement expires on December 31, 2001, with automatic extensions unless notice of non-extension is given at least six months prior to the then current extension date.

Options

     The following table sets forth certain information relating to stock option grants made in 1996 to the named executives:

                                                                                                  Potential Realizable
                                                                                                  Value at Assumed
                                                                                                  Annual Rates of
                                                                                                  Stock Price
                                                                                                  Appreciation for
                                                                                                  Option Term
                                            % of Total
                           Number of        Options
                           Securities       Granted to
                           Underlying       Employees
                           Options          in Fiscal         Exercise         Expiration
Name                       Granted (#)      Year (1)          Price            Date               (5%)           (10%)
-----------                -----------      --------          -----            ----               -----           ----

Howard Kaye                0

Bruce D. Guthart           200,000          95.2%             $5.00             12/27/06         $628,895      $1,593,742

Lawrence Greenfield        0

Michael P. Sabanos         10,000           4.8%              $7.06             5/15/06          $44,400       $112,518

Richard Bass               0

Walter Kaye                0

     (1)  Does not include 15,000 options issued to directors during 1996.


     The  following  table  sets  forth,  as  of  December  31,  1996,   certain
information relating to stock option grants held by the named executives:

                                                 Number of Securities Underlying
                                                 Unexercised Options at
                                                 Fiscal Year End (#)
   Name                                          Exercisable/Unexercisable
   ----                                          -------------------------

Howard Kaye                                      8,500     /       14,000

Bruce D. Guthart                                32,500     /      230,000

Lawrence Greenfield                              8,500     /       14,000

Michael P. Sabanos                                   0     /       10,000

Richard Bass                                     1,200     /          800

Walter Kaye                                          0     /            0

Compensation Committee Report

1996 Executive Officer Compensation

     Messrs. Howard Kaye, Greenfield and Guthart were parties to various 1991 employment agreements that specified their 1996 compensation. Included in such compensation for Mr. Kaye, Mr. Greenfield and Mr. Guthart were bonuses tied to the Company's adjusted operating income. In the Transaction contemplated by that certain Acquisition Agreement, dated as of August 3, 1995, among the Company, KILP, Kaye Holding Corp. and certain individuals, and consummated October 2, 1995, the Company assumed the obligations for such bonuses for 1995 and 1996 up to an aggregate of $500,000 for each year. Such employment agreements expired on December 31, 1996, December 31, 1996, and October 31, 1996, respectively.

1997 Executive Officer Compensation

     For 1997 and subsequent years, the Compensation Committee intends to design compensation programs for executive officers to ensure that executive officer compensation motivates superior job performance and the achievement of business objectives. The main policy objective of the executive officer compensation is the maximization of stockholder value over the long-term.

  Chief Executive Officer's Compensation

     The  Compensation  Committee  believes that this general policy can best be
accomplished  for  the  chief  executive   officer  by  applying  the  following
principles:

     First, the chief executive officer's base salary should be set at a level that is competitive with base salaries paid to chief executive officers of companies similar to the Company.

     Second, the chief executive officer's annual bonus should provide an opportunity for significant increases in compensation, based on meeting or exceeding pre-determined performance targets.

     Third, a substantial portion of the chief executive officer's total long-term compensation should reflect performance on behalf of the Company's stockholders, as measured by increases in the Company's stock price.

     In connection with the determination of 1997 compensation levels, the Compensation Committee retained a consultant to prepare a report on the Company's senior executives' compensation. Such report, among other things, compared the Company's compensation practices for senior executives to those of other companies engaged in the insurance and brokerage businesses.

     Based upon the policies set forth above, and taking into account the consultant's report, the Company and Bruce D. Guthart have executed an employment agreement that contains the following significant provisions:

     Mr. Guthart's, base salary for 1997 was set at $450,000, representing a reduction of $139,007 from Mr. Guthart's 1996 base salary.

     The Company agreed to establish a bonus program for Mr. Guthart. Under such program, Mr. Guthart can earn an annual bonus of up to 100% of his base salary, with a target bonus equal to 50% of base salary. There is no minimum bonus provision . The bonus for 1997 is based on the Company achieving in fiscal year 1997 a specified amount of earnings before taxes, interest, amortization of intangible assets and minority interest ("EBITDA") which target has been set at a level greater than the Company's 1996 EBITDA. Performance targets for subsequent years (which may or may not be tied to EBITDA) will be established by the Compensation Committee at the beginning of such year.

     Mr. Guthart was awarded stock options to acquire 200,000 shares of the Company's common stock at an exercise price of $5.00. Such stock options are subject to vesting over five years on a quarterly basis.

     On April 14, 1997, Mr. Guthart and the Company rescinded the grant of such options. On April 15, 1997, Mr. Guthart was issued options under the Supplemental Plan to acquire 200,000 shares at a price equal to $5.00 per share. Such April 15, 1997 grant was approved by the Compensation Committee and a special committee of the Board of Directors consisting of Robert L. Barbanell and Richard Butler. The April 15, 1997 grant is conditioned upon approval of the amendments to the Supplemental Plan. Five percent of such options were vested on the date of such grant. Five percent of such options will vest on each quarter-end of the Company following such grant.

     The reduction in base salary, together with the bonus programs and stock option grants, was intended to shift some of the emphasis in Mr. Guthart's compensation package from base salary to incentive arrangements.

Other Executive Officers

     Messrs. Howard Kaye's and Greenfield's 1997 salaries were set at $450,000 and $333,333, respectively. Such salaries represent a reduction of $224,972 and $156,043, respectively, from 1996 base salaries. Such reductions reflect the realignment of executive responsibilities that has occurred. Bonuses (if any) for such individuals will be at the discretion of the Compensation Committee.

                         By the Compensation Committee:
                               Robert L. Barbanell
                               Henrik Falktoft
                               Ned L. Sherwood

                                PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total stockholder return during the three years, four and one-half months ended December 31, 1996 with the CRSP Index for NASDAQ Stock Market (U.S.Companies) and the NASDAQ Insurance Stock Index (which index includes approximately 80 corporations that describe themselves as insurance entities and are traded on the NASDAQ system). The graph assumes $100 invested on August 17, 1993 (the first date the Company's shares traded) in the Company's Common Stock and $100 invested at that time in each of the selected indices. The Company and the indices assume that all dividends are reinvested.

                   COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                                 KAYE GROUP INC.
                       CRSP INDEX FOR NASDAQ STOCK MARKET
                  (U.S. COMPANIES) AND NASDAQ INSURANCE STOCKS

    [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL]


                                              CRSP NASDAQ      NASDAQ Insurance
         Date            Kaye Group Inc.      Stock Market     Stocks
         ----            ---------------      ------------     ------

         08/17/93           100.00            100.00           100.00
         12/31/93           112.50            105.81            95.38
         12/31/94            97.50            103.50            89.81
         12/31/95            80.00            149.75           127.53
         12/31/96            52.85            184.31           145.37


                 CERTAIN RELATED TRANSACTIONS AND RELATIONSHIPS

Transactions with Non-Consolidated Entities

     International Advisory Services, Ltd., an insurance management company located in Bermuda of which Mr. Ezekiel, a Director of the Company, is the principal stockholder, provides various management services to Old Lyme
Insurance Co., Ltd. During 1994, 1995 and 1996, Old Lyme Insurance Co., Ltd. paid to International Advisory Services, Ltd. management fees of $65,000, $65,000 and $36,250 respectively.

     Mr. Ezekiel, a Director of the Company, is a stockholder of H & H Reinsurance Brokers, Ltd. Pursuant to a reinsurance contract between Old Lyme Insurance Company of Rhode Island, Inc., Transatlantic Reinsurance Company and USF Reinsurance Company, H & H Reinsurance Brokers, Ltd. received commissions of $24,587 and $7,000 in 1995 and 1996, respectively, as a result of such transaction.

     Mr. Sherwood, a Director of the Company, is a director of, and has shared beneficial ownership of more than ten percent of the outstanding common stock of Sun TV. On February 24, 1994, Sun TV and a subsidiary of the Company entered into an agreement whereby the Company's subsidiary will from time to time assume certain service contracts which were sold by Sun TV to its retail customers. The Board of Directors believes that the agreement was negotiated upon commercially reasonable terms and is in the best interest of the Company. The Company's subsidiary will receive a percentage of the retail price at which such contracts are sold. The agreement is cancelable by either party on thirty days notice. Contracts assumed through December 31, 1996 can result in a potential maximum fee of $1,217,000.

     On October 2, 1995, the Company (formerly Old Lyme Holding Corp.), KILP and certain individuals consummated the transactions (the "Transactions") contemplated by the Acquisition Agreement, dated as of August 3, 1995 (the "Acquisition Agreement"), among the Company, KILP, Kaye Holding Corp. ("Kaye Holding") and certain individuals. Pursuant to the Acquisition Agreement, (i) Kaye Holding acquired from KILP and certain individuals 100% of the interests in five insurance brokerage and brokerage-related businesses and certain related assets (the "Retail Brokerage Business") in exchange for 17.6% of Kaye Holding's total outstanding common stock and assumption by Kaye Holding of certain KILP liabilities and (ii) the Company transferred to Kaye Holding all of the stock of the Company's subsidiaries and any other assets in exchange for 82.4% of Kaye Holding's total outstanding common stock and Kaye Holding assumed the Company's liabilities. In addition, at such closing, the Company, KILP, Kaye Holding and certain individuals, who are parties to the Acquisition Agreement, entered into a Stockholders Agreement (the "Stockholders Agreement") which provided for various transfer restrictions on the Kaye Holding common stock, including rights of first offer, participation rights and "drag-along" rights.

     Messrs. Howard Kaye, Greenfield, Guthart, Sherwood and Falktoft had, and continue to have, indirect ownership interests in KILP. Messrs. Howard Kaye, Greenfield, Guthart, Sherwood and Walter Kaye are parties to the Stockholders Agreement.

     On May 16, 1995, the Company loaned to KILP $7,100,000. In the Transactions, the obligations of KILP under such loan were assumed by Kaye Holding and the rights to receive payment under such loan were transferred to Kaye Holding.

     On August 30, 1993, KILP loaned Kaye Insurance Associates, Inc.'s ("KIA") predecessor $6,000,000. In the Transactions, the loan was assumed by KIA. The money for such loan was borrowed indirectly from several officers and directors of the Company (including Messrs. Kaye, Greenfield and Guthart and several trusts for the benefit of Mr. Sherwood), an entity owned by certain officers and directors of the Company (including Messrs. Kaye, Greenfield and Guthart) and certain other persons. Such loan, which bears interest at a rate equal to 10% per annum, remains outstanding.

     KIA or its predecessor incurred a management fee of $175,000 annually to ZS Kaye L.P., which is one of the general partners of KILP. KIA has an accured payable to ZS Kaye L.P. as of December 31, 1996 and 1995 of $175,000 and $625,000, respectively. This management fee arrangement terminated on December 31, 1996.

Transactions with Consolidated Entities

     As described below, prior to the consummation of the Transactions, the Company and its then current subsidiaries engaged in certain transactions with the entities (or their predecessors) acquired by Kaye Holding in the
Transactions. As a result of the Transactions, the Company's historical financial statements were restated to reflect the combined results of operations, assets, liabilities and net worth of the Company and the Retail Brokerage Business in a manner similar to a pooling of interests. Such restatement resulted in the related transactions being eliminated in consolidation.

     Prior to the closing of the Transactions, the Company and certain of the affiliates of KILP comprising the Retail Brokerage Business were parties to the following agreements: (i) Executive and Sharing Availability Agreement ("Executive Agreement"), whereby certain individuals were made available to the Company; (ii) Overhead Sharing Agreement ("Overhead Agreement"), whereby the Company participated in insurance coverage obtained by the Retail Brokerage Business and officers and employees of the Company were entitled to participate in employee benefits maintained by the Retail Brokerage Business; (iii) License Agreement ("License Agreement"), whereby the Company was granted a royalty free license or sub-license, to the extent permitted, to use proprietary data systems and software developed, used and licensed by the Retail Brokerage Business; (iv) Facilities Use Agreement ("Facilities Use Agreement"), whereby the Company was permitted to utilize office space leased by the Retail Brokerage Business as needed by the Company; and (v) Sub-Brokerage Agreement (the "Brokerage Agreement"), whereby a subsidiary of the Company appointed certain entities comprising the Retail Brokerage Business as sub-brokers for the insurance written under the Company's insurance programs.

     The amounts paid, prior to the Transactions, by the Company and its subsidiaries to KILP and its subsidiaries comprising the Retail Brokerage Business in the years set forth below pursuant to such agreements are as follows:

                                              1994               1995
                                              ----               ----

Executive Agreement                        $  571,000         $  369,000
Overhead Agreement                            481,000             60,000
Facilities Use Agreement                      376,000            383,000
Brokerage Agreement                         3,866,000          3,667,000


     During the years ended December 31, 1994 and 1995 (prior to the Transactions), subsidiaries of the Company paid brokerage commissions to various affiliates of KILP (including their predecessors, but excluding the subsidiaries and their predecessors) aggregating $4,027,000, and $774,000, respectively, some of which amounts were paid by such entities to independent, non-affiliated, brokers. During such two year period, such affiliates of KILP (and their predecessors) provided various administrative, management, underwriting and claims services to subsidiaries of the Company, for which reimbursement was included as part of the brokerage commissions paid to such entities.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, during the fiscal year ended December 31, 1996, the Company's officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

                              INDEPENDENT AUDITORS

     Coopers & Lybrand has been selected by the Company to serve as its independent certified public accountants for the fiscal year ending December 31, 1997. Representatives of Coopers & Lybrand are expected to be present at the Annual Meeting of Stockholders. They will have the opportunity to make statements if they desire to do so and will be available to respond to appropriate questions.

                          FUTURE STOCKHOLDER PROPOSALS

     In order to be considered for inclusion in the Proxy Statement for the 1998 Annual Meeting of Stockholders, stockholder proposals must be submitted to the Company on or before January 15, 1998.

                                 OTHER BUSINESS

     As of the date hereof, the foregoing is the only business which management intends to present, or is aware that others will present, at the meeting. If any other proper business should be presented at the meeting, the proxies will be voted in respect thereof in accordance with the discretion and judgment of the person or persons voting the proxies.

                                           By order of the Board of Directors,

                                           Ivy S. Fischer
                                           Secretary
                                           Kaye Group Inc.

                                    EXHIBIT A

Amendment to 1993 Plan:

Section 5.1 of the 1993 Plan is hereby amended to add after the second sentence thereof the following new sentence:

     "Subject to the preceding sentence, the Committee may grant all available options under the Plan to a single Participant in one or more grants."


Amendment to Supplemental Plan

Section 5.1 of the Supplemental Plan is hereby amended to add after the second sentence thereof the following new sentence:

     "Subject to the preceding sentence, the Committee may grant all available options under the Plan to a single Participant in one or more grants."

================================================================================

                          OLD LYME HOLDING CORPORATION



                                Stock Option Plan





                                 August 12, 1993
================================================================================

                          OLD LYME HOLDING CORPORATION
                                STOCK OPTION PLAN


                                    ARTICLE I

                                 Purpose of Plan

     The Stock Option Plan (the "Plan") of Old Lyme Holding Corporation ("Holding") together with its subsidiaries (the "Company"), adopted by the Board of Directors and stockholders of the Company effective August 11, 1993, is intended to advance the best interests of Holding by providing executives, directors and other key employees of the Company or Kaye International, L.P. and its subsidiaries and affiliates (collectively, "Kaye") with additional incentives by allowing such employees to acquire an ownership interest in Holding.


                                   ARTICLE II

                                   Definitions

     For purposes of the Plan the following terms have the indicated meanings:

     "Board" means the Board of Directors of Holding.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

     "Committee" means the Compensation Committee or such other committee of the Board as the Board may designate to administer the Plan. The Committee shall be composed solely of two or more disinterested persons (as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934) as appointed from time to time by the Board.

     "Common Stock" means the Common Stock, par value $.01 per share, of Old Lyme Holding Corporation.

     "Fair Market Value" of the Common Stock as of any date shall be deemed to be the closing price of the Common Stock on the principal securities exchange or market on which the Common Stock is listed or quoted for trading on (or the last trading day before) the date that such determination is to be made. If the Common Stock is not listed or quoted on any exchange or market as of the date such determination is to be made or the Committee determines in good faith that the price determined in the previous sentence should not be used, then the Committee shall determine the fair market value of the Common Stock (expressed on a per-share basis) as of such date, based on the consolidated results of operations, financial condition and future prospects of the Company and such other factors as the Committee may deem appropriate. Fair Market Value shall be determined without regard to any restriction on transferability of the Common Stock other than any such restriction which by its terms will never lapse.

     "Participant" means any director, executive or other key employee of Kaye or the Company who has been selected to participate in the Plan by the Committee or the Board.

     "Sale of Holding" means a merger or consolidation effecting a change in control of Holding, a sale of all or substantially all of the assets of Holding or a sale of a majority of the outstanding voting securities of Holding effecting a change in control of Holding.

     "Subsidiary" means any subsidiary corporation (as such term is defined in Section 424(f) of the Code) of Holding.


                                   ARTICLE III

                                 Administration

     The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options to Participants (each as defined in Article IV) in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons or entities as it deems appropriate.


                                   ARTICLE IV

                         Limitation on Aggregate Shares

     The number of shares of Common Stock with respect to which stock purchase options ("Options") may be granted under the Plan shall not exceed, in the aggregate, 350,000 shares, subject to adjustment in accordance with paragraph
6.4. To the extent any Options expire unexercised or are cancelled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, such shares shall again be available under the Plan; provided that Options with respect to alternative cash settlement rights are exercised as set forth in
Section 5.4 below shall be deemed exercised and the shares covered by such Options shall not be available for reissuance under the Plan. The shares of Common Stock available under the Plan may consist of authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

                                    ARTICLE V

                                     Awards

     5.1 Grant of Options. The Committee may grant Options to Participants from time to time in accordance with this Article V. Options granted under the Plan may be nonqualified stock options or "incentive stock options" within the meaning of Section 422 of the Code or any successor provision, as

                                      .2.

specified by the Committee; provided, however, that no incentive stock option may be granted to any Participant who, at the time of grant, owns stock of the Company (or any Subsidiary) representing more than 10% of the total combined voting power of all classes of stock of the Company (or such Subsidiary, unless the exercise price of such incentive stock option equals at least 110% of the Fair Market Value of the Common Stock (determined as of the date of Option grant). The exercise price per share of Common Stock under each Option shall be fixed by the Committee at the time of grant of the Option and shall equal at least 100% of the Fair Market Value of a share of Common Stock on the date of grant, but not less than the par value per share (as adjusted pursuant to paragraph 6.4). Options shall be exercisable at such time or times as the Committee shall determine; provided, however, that the aggregate Fair Market Value of the Common Stock (determined as of the date of Option grant) with respect to which incentive stock options are exercisable for the first time by any Participant during any calendar year (under all stock option plans of the Company) may not exceed $100,000. The Committee shall determine the term of each Option, which term shall not exceed ten years from the date of grant of the Option.

     5.2 Exercise Procedure. Options shall be exercisable by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the applicable exercise price. Payment of such exercise price may be made (i) in cash (including check, bank draft or money order), (ii) at the discretion of the Committee, by delivery of a full recourse promissory note bearing interest at a rate not less than the applicable federal rate determined pursuant to Section 1274 of the Code as of the date of purchase or exercise (a "Note"), (iii) in shares of Common Stock valued at their Fair Market Value as of the date of exercise as provided in Section 5.3 below or (iv) a combination of the foregoing.

     5.3 Exchange of Previously Acquired Stock. The option price for shares being acquired upon the exercise of an Option may be paid, in full or in part, by the delivery to the Company of a number of shares of Common Stock having an aggregate Fair Market Value as of the "exercise measurement date" (as hereinafter defined) equal to the exercise price for the shares being acquired.

     5.4 Alternative Cash Settlement Method. The Committee, in its discretion and subject to such conditions as the Committee may determine, may confer upon the grantee of any Option granted pursuant to this Plan the right to exercise, with respect to shares of Common Stock which could be purchased under an Option otherwise exercisable hereunder, an alternative cash settlement right as set forth below in lieu of purchasing shares under such Option. Such right may be conferred at the time the Options are granted or with respect to outstanding Options.

     The alternative cash settlement right shall mean the right, in lieu of purchasing shares under an Option which is otherwise exercisable under the Plan, to receive a payment in cash equal to the excess of the Fair Market Value of one share of Common Stock over the exercise price set forth in the Option times the number of shares as to which the alternative cash settlement right is exercised.

     Exercise of alternative cash settlement rights shall be made by notice delivered to the Company as provided in Section 5.2 of this Plan. Exercise of an Option through exercise of an alternative cash settlement right shall for purposes of this Plan have the same effect as if the shares of Common Stock as to which such right was exercised were issued under this Plan; accordingly there shall be a decrease in the number of shares of Common Stock which thereafter may be available for purposes of granting Options under this Plan by the number of shares of Common Stock as to which an alternative cash settlement right is exercised.


                                      .3.

     5.5 Withholding Tax Requirements. It shall be a condition of the exercise of any Option (including any exercise of an alternative cash settlement right) that the Participant exercising the Option make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the "Withholding Amount") shall be determined by the Treasurer or other appropriate officer of the Company, and the Participant shall furnish such information and make such representations as such officer requires to make such determination. In the event of an exercise involving an alternative cash settlement right, the Company shall withhold the Withholding Amount from the amount otherwise payable to the Participant. If the Company determines that withholding tax is required with respect to any Option exercise not involving an alternative cash settlement right, the Company shall notify the Participant of the Withholding Amount, and the Participant shall pay to the Company an amount not less than the Withholding Amount. In lieu of making such payment, the Participant may elect to pay the Withholding Amount by either
(i) delivering to the Company a number of shares of Common Stock having an aggregate Fair Market Value as of the "measurement date" (as hereinafter defined) not less than the Withholding Amount or (ii) directing the Company to withhold (and not to deliver or issue to the Participant) a number of shares of Common Stock otherwise issuable upon the Option exercise having an aggregate Fair Market Value as of the measurement date not less than the Withholding Amount. If the Company approves, a Participant may elect pursuant to the prior sentence to deliver or direct the withholding of shares of Common Stock having an aggregate Fair Market Value in excess of the minimum Withholding Amount but not in excess of the Participant's applicable highest marginal combined federal income and state income tax rate, as estimated in good faith by such Participant. Any fractional share interests resulting from the delivery or withholding of shares of Common Stock to meet withholding tax requirements shall be settled in cash. All amounts paid to or withheld by the Company and the value of all shares of Common Stock delivered to or withheld by the Company pursuant to this Section 5.5 shall be deposited in accordance with applicable law by the Company as withholding tax for the Participant's account. If the Treasurer or other appropriate officer of the Company determines that no withholding tax is required with respect to the exercise of any Option (because such Option is an incentive stock option or otherwise), but subsequently it is determined that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of shares or otherwise), the Participant shall promptly, upon being notified of the withholding requirement, pay to the Company by means acceptable to the Company the amount required to be withheld; and at its election the Company may condition any transfer of shares issued upon exercise of an incentive stock option upon receipt of such payment. The term "measurement date" as used in this Section 5.5 shall mean the date on which any taxable income resulting from the exercise of an Option is determined under applicable federal income tax law.

     5.6 Conditions and Limitations on Exercise. At the discretion of the Committee, Options may be made exercisable, in one or more installments, upon
(i) the happening of certain events, (ii) the passage of a specified period of time, (iii) the fulfillment of certain conditions, or (iv) the achievement by the Company or any Subsidiary of certain performance goals. In the event of a Sale of the Company, the Committee may provide, in its discretion, that the outstanding Options shall become immediately exercisable and that such Options shall terminate if not exercised as of the date of the Sale of the Company or any other designated date or that such Options shall thereafter represent only the right to receive the excess of the consideration per share of Common Stock offered in such Sale of the Company over the exercise price of such Options.

     5.7 Expiration of Options.


                                      .4.

     (a) Normal Expiration. In no event shall any part of any Option be exercisable after the stated date of expiration thereof.

     (b) Early Expiration Upon Termination of Employment. Except as otherwise provided by the Committee at the time of grant of such Options, upon termination for any reason of a Participant's employment by the Company and its Subsidiaries, all Options or portions thereof held by such Participant that are not vested and exercisable on the date of such termination shall expire and be forfeited as of such date and all vested Options held by such Participant shall expire to the extent not theretofore exercised on the first anniversary of (or, in the case of any incentive stock option, 90 days following) the date of such termination.


                                   ARTICLE VI

                               General Provisions

     6.1 Written Agreement. Each Option granted hereunder shall be embodied in a written option agreement which shall be signed by the Participant to whom the Option is granted and shall be subject to the terms and conditions set forth herein.

     6.2 Listing, Registration and Legal Compliance. If at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of Options or the purchase or issuance of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of Options that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

     6.3 Options Not Transferrable. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant to whom they were granted, may be exercised only by such Participant (or his or her legal guardian or legal representative). In the event of the death of a Participant Options which are not vested and exercisable on the date of death shall terminate; exercise of Options granted hereunder to such Participant, which are vested as of the date of death, may be made only by the executor or administrator of such Participant's estate or the person or persons to whom such Participant's rights under the Options will pass by will or the laws of descent and distribution.


                                      .5.

     6.4 Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the exercise prices specified therein as may be determined to be appropriate and equitable.

     6.5 Rights of Participants. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time (with or without cause), or confer upon any Participant any right to continue in the employ of the Company or any Subsidiary for any period of time or to continue to receive such Participant's current (or other) rate of compensation. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

     6.6 Amendment, Suspension and Termination of Plan. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided, however, that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby, except as provided below. No Options shall be granted hereunder after the tenth anniversary of the approval of the Plan by the stockholders of the Company.

     6.7 Amendment of Outstanding Options. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that, except as expressly contemplated elsewhere herein or in any agreement evidencing such Option, no such amendment or modification shall impair the rights of any Participant under any outstanding Option without the consent of such Participant.

     6.8 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, however, that any such Committee member shall be entitled to the indemnification rights set forth in this paragraph 6.8 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

                                    * * * * *



                                      .6.

================================================================================



                               KAYE GROUP, INC.



                         Supplemental Stock Option Plan





                                    May 1996






================================================================================

                                KAYE GROUP, INC.
                         SUPPLEMENTAL STOCK OPTION PLAN


                                    ARTICLE I






                                Purpose of Plan



       The Stock Option Plan (the "Plan") of Kaye Group, Inc. ("KGI" and, together with its subsidiaries, the "Company"), adopted by the Board of Directors and stockholders of KGI effective May 15, 1996, is intended to advance the best interests of KGI by providing executives, directors and other employees of the Company with additional incentives by allowing such employees to acquire an ownership interest in KGI.


                                   ARTICLE II


                                   Definitions

         For purposes of the Plan the following terms have the indicated meanings:

     "Board" means the Board of Directors of KGI.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

     "Committee" means the Compensation Committee or such other committee of the Board as the Board may designate to administer the Plan. The Committee shall be composed solely of two or more disinterested persons (as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934) as appointed from time to time by the Board.

     "Common Stock" means the Common Stock, par value $.01 per share, of KGI.

     "Fair Market Value" of the Common Stock as of any date shall be deemed to be the closing price of the Common Stock on the principal securities exchange or market on which the Common Stock is listed or quoted for trading on (or the last trading day before) the date that such determination is to be made. If the Common Stock is not listed or quoted on any exchange or market as of the date such determination is to be made or the Committee determines in good faith that the price determined in the previous sentence should not be used, then the Committee shall determine the fair market value of the Common Stock (expressed on a per-share basis) as of such date, based on the consolidated results of operations, financial condition and future prospects of the Company and such other factors as the Committee may deem appropriate. Fair Market Value shall be determined without regard to any restriction on transferability of the Common Stock other than any such restriction which by its terms will never lapse.

     "Participant" means any director, executive or other employee of the Company who has been selected to participate in the Plan by the Committee or the Board.

     "Sale of KGI" means a merger or consolidation effecting a change in control of KGI, a sale of all or substantially all of the assets of KGI or a sale of a majority of the outstanding voting securities of KGI effecting a change in control of KGI.

     "Subsidiary" means any subsidiary corporation (as such term is defined in Section 424(f) of the Code) of KGI.


                                   ARTICLE III


                                 Administration

     The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options to Participants (each as defined in Article IV) in such forms and amounts as it shall determine, (iii) impose such limitations, restrictionsand conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons or entities as it deems appropriate.


                                   ARTICLE IV


                         Limitation on Aggregate Shares

     The number of shares of Common Stock with respect to which stock purchase options ("Options") may be granted under the Plan shall not exceed, in the aggregate, 350,000 shares, subject to adjustment in accordance with paragraph
6.4. To the extent any Options expire unexercised or are cancelled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, such shares shall again be available under the Plan; provided that Options with respect to alternative cash settlement rights are exercised as set forth in
Section 5.4 below shall be deemed exercised and the shares covered by such Options shall not be available for reissuance under the Plan. The shares of Common Stock available under the Plan may consist of authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

                                    ARTICLE V


                                     Awards

     5.1 Grant of Options. The Committee may grant Options to Participants from time to time in accordance with this Article V. Options granted under the Plan may be nonqualified stock options or "incentive stock options" within the meaning of Section 422 of the Code or any successor provision, as specified by the Committee; provided, however, that no incentive stock option may be granted to any Participant who, at the time of grant, owns stock of the Company (or any Subsidiary) representing more than 10% of the total combined voting power of all classes of stock of the Company (or such Subsidiary, unless the exercise price of such incentive stock option equals at least 110% of the Fair Market Value of the Common Stock (determined as of the date of Option grant). The exercise price per share of Common Stock under each Option shall be fixed by the Committee at the time of grant of the Option and shall equal at least 100% of the Fair Market Value of a share of Common Stock on the date of grant, but not less than the par value per share (as adjusted pursuant to paragraph 6.4). Options shall be exercisable at such time or times as the Committee shall determine; provided, however, that the aggregate Fair Market Value of the Common Stock (determined as of the date of Option grant) with respect to which incentive stock options are exercisable for the first time by any Participant during any calendar year (under all stock option plans of the Company) may not exceed $100,000. The Committee shall determine the term of each Option, which term shall not exceed ten years from the date of grant of the Option.

     5.2 Exercise Procedure. Options shall be exercisable by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the applicable exercise price. Payment of such exercise price may be made (i) in cash (including check, bank draft or money order), (ii) at the discretion of the Committee, by delivery of a full recourse promissory note bearing interest at a rate not less than the applicable federal rate determined pursuant to Section 1274 of the Code as of the date of purchase or exercise (a "Note"), (iii) in shares of Common Stock valued at their Fair Market Value as of the date of exercise as provided in Section 5.3 below or (iv) a combination of the foregoing.

     5.3 Exchange of Previously Acquired Stock. The option price for shares being acquired upon the exercise of an Option may be paid, in full or in part, by the delivery to the Company of a number of shares of Common Stock having an aggregate Fair Market Value as of the "exercise measurement date" (as hereinafter defined) equal to the exercise price for the shares being acquired.

     5.4 Alternative Cash Settlement Method. The Committee, in its discretion and subject to such conditions as the Committee may determine, may confer upon the grantee of any Option granted pursuant to this Plan the right to exercise, with respect to shares of Common Stock which could be purchased under an Option otherwise exercisable hereunder, an alternative cash settlement right as set forth below in lieu of purchasing shares under such Option. Such right may be conferred at the time the Options are granted or with respect to outstanding Options.

     The alternative cash settlement right shall mean the right, in lieu of purchasing shares under an Option which is otherwise exercisable under the Plan, to receive a payment in cash equal to the excess of the Fair Market Value of one share of Common Stock over the exercise price set forth in the Option times the number of shares as to which the alternative cash settlement right is exercised.

     Exercise of alternative cash settlement rights shall be made by notice delivered to the Company as provided in Section 5.2 of this Plan. Exercise of an Option through exercise of an alternative cash settlement right shall for purposes of this Plan have the same effect as if the shares of Common Stock as to which such right was exercised were issued under this Plan; accordingly there shall be a decrease in the number of shares of Common Stock which thereafter may be available for purposes of granting Options under this Plan by the number of shares of Common Stock as to which an alternative cash settlement right is exercised.

     5.5 Withholding Tax Requirements. It shall be a condition of the exercise of any Option (including any exercise of an alternative cash settlement right) that the Participant exercising the Option make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the "Withholding Amount") shall be determined by the Treasurer or other appropriate officer of the Company, and the Participant shall furnish such information and make such representations as such officer requires to make such determination. In the event of an exercise involving an alternative cash settlement right, the Company shall withhold the Withholding Amount from the amount otherwise payable to the Participant. If the Company determines that withholding tax is required with respect to any Option exercise not involving an alternative cash settlement right, the Company shall notify the Participant of the Withholding Amount, and the Participant shall pay to the Company an amount not less than the Withholding Amount. In lieu of making such payment, the Participant may elect to pay the Withholding Amount by either
(i) delivering to the Company a number of shares of Common Stock having an aggregate Fair Market Value as of the "measurement date" (as hereinafter defined) not less than the Withholding Amount or (ii) directing the Company to withhold (and not to deliver or issue to the Participant) a number of shares of Common Stock otherwise issuable upon the Option exercise having an aggregate Fair Market Value as of the measurement date not less than the Withholding Amount. If the Company approves, a Participant may elect pursuant to the prior sentence to deliver or direct the withholding of shares of Common Stock having an aggregate Fair Market Value in excess of the minimum Withholding Amount but not in excess of the Participant's applicable highest marginal combined federal income and state income tax rate, as estimated in good faith by such Participant. Any fractional share interests resulting from the delivery or withholding of shares of Common Stock to meet withholding tax requirements shall be settled in cash. All amounts paid to or withheld by the Company and the value of all shares of Common Stock delivered to or withheld by the Company pursuant to this Section 5.5 shall be deposited in accordance with applicable law by the Company as withholding tax for the Participant's account. If the Treasurer or other appropriate officer of the

Company determines that no withholding tax is required with respect to the exercise of any Option (because such Option is an incentive stock option or otherwise), but subsequently it is determined that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of shares or otherwise), the Participant shall promptly, upon being notified of the withholding requirement, pay to the Company by means acceptable to the Company the amount required to be withheld; and at its election the Company may condition any transfer of shares issued upon exercise of an incentive stock option upon receipt of such payment. The term "measurement date" as used in this
Section 5.5 shall mean the date on which any taxable income resulting from the exercise of an Option is determined under applicable federal income tax law.

     5.6 Conditions and Limitations on Exercise. At the discretion of the Committee, Options may be made exercisable, in one or more installments, upon
(i) the happening of certain events, (ii) the passage of a specified period of time, (iii) the fulfillment of certain conditions, or (iv) the achievement by the Company or any Subsidiary of certain performance goals. In the event of a Sale of the Company, the Committee may provide, in its discretion, that the outstanding Options shall become immediately exercisable and that suchOptions shall terminate if not exercised as of the date of the Sale of the Company or any other designated date or that such Options shall thereafter represent only the right to receive the excess of the consideration per share of Common Stock offered in such Sale of the Company over the exercise price of such Options.

     5.7 Expiration of Options.

     (a) Normal Expiration. In no event shall any part of any Option be exercisable after the stated date of expiration thereof.

     (b) Early Expiration Upon Termination of Employment. Except as otherwise provided by the Committee at the time of grant of such Options, upon termination for any reason of a Participant's employment by the Company and its Subsidiaries, all Options or portions thereof held by such Participant that are not vested and exercisable on the date of such termination shall expire and be forfeited as of such date and all vested Options held by such Participant shall expire to the extent not theretofore exercised on the first anniversary of (or, in the case of any incentive stock option, 90 days following) the date of such termination.


                                   ARTICLE VI


                               General Provisions

     6.1 Written Agreement. Each Option granted hereunder shall be embodied in a written option agreement which shall be signed by the Participant to whom the Option is granted and shall be subject to the terms and conditions set forth herein.

     6.2 Listing, Registration and Legal Compliance. If at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of Options or the purchase or issuance of shares thereunder, no Options may be granted or exercised, inwhole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of Options that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

     6.3 Options Not Transferrable. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant to whom they were granted, may be exercised only by such Participant (or his or her legal guardian or legal representative). In the event of the death of a Participant Options which are not vested and exercisable on the date of death shall terminate; exercise of Options granted hereunder to such Participant, which are vested as of the date of death, may be made only by the executor or administrator of such Participant's estate or the person or persons to whom such Participant's rights under the Options will pass by will or the laws of descent and distribution.

     6.4 Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the exercise prices specified therein as may be determined to be appropriate and equitable.

     6.5 Rights of Participants. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time (with or without cause), or confer uponany Participant any right to continue in the employ of the Company or any Subsidiary for any period of time or to continue to receive such Participant's current (or other) rate of compensation. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

     6.6 Amendment, Suspension and Termination of Plan. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided, however, that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby, except as provided below. No Options shall be granted hereunder after the tenth anniversary of the approval of the Plan by the stockholders of the Company.

     6.7 Amendment of Outstanding Options. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that, except as expressly contemplated elsewhere herein or in any agreement evidencing such Option, no such amendment or modification shall impair the rights of any Participant under any outstanding Option without the consent of such Participant.

     6.8 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, however, that any such Committee member shall be entitled to the indemnification rights set forth in this paragraph 6.8 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the bestinterests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

                                    * * * * *

                                 KAYE GROUP INC.

           This Proxy is Solicited on Behalf of the Board of Directors



               The holder of shares of Common Stock (the "Common Stock") of Kaye Group Inc. (the "Company") whose signature appears on the reverse side
P         hereof hereby constitutes and appoints each of Bruce D. Guthart and
R         Ivy S. Fischer, with full power of substitution, as proxies to vote
O         all of the shares of Common Stock held of record by such holder on
X         March 19, 1997, at the Annual Meeting of Stockholders of the Company
Y to be held on Monday, May 12, 1997 at Club 101, 101 Park Avenue, New York, New York, at 10:00 a.m., local time, and any adjournments thereof, as directed on the matters set forth on the reverse side proposed by the Company.

                                                                  ___________
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
                                                                     SIDE
                                                                  ___________

    Please mark
|x| votes as in
    this example

This Proxy, when properly completed and returned, will be voted in the manner directed herein by the undersigned shareholder, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ITEMS BELOW.


1.   Election of Directors
     Nominees: Howard Kaye, Lawrence Greenfield, Bruce D. Guthart, Ned L. Sherwood, Henrik Falktoft, David Ezekiel, Richard B. Butler, and Robert L. Barbanell

          FOR |_|        WITHHELD |_|


     |_|  ______________________________________
          For all nominees except as noted above

2. To amend the Company's 1993 Stock Option Plan ("1993 Plan") and Supplemental Plan"), as described in the Proxy Statement of the Company dated April 17, 1997.


          FOR |_|        AGAINST |_|         ABSTAIN |_|


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  |_|


PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.



Please date and sign exactly as your name appears at left. All joint owners should sign. When signing as a fiduciary, representative or corporate officer, give full title as such. If you receive more than one proxy card, please sign and return all cards received.

Signature:______________________________________     Date:_____________________



Signature:______________________________________     Date:_____________________